Exhibit 99.2

FINANCIAL SUPPLEMENT TO FOURTH QUARTER 2007 EARNINGS RELEASE

Summary

Quarterly earnings of $0.10 per diluted share (GAAP); excluding $0.14 in after-tax merger charges, earnings were $0.24 (non-GAAP - see page 19 for additional details)

•	Fourth quarter earnings were significantly affected by aggressive actions taken to address the decline in residential-related real estate demand and values within footprint

•	Earnings reflect: $358 million loan loss provision - $251 million above charge-offs; non-merger charges of $134 million - see page 12 of supplement for details

Allowance for credit losses increases to 1.45 percent; higher charge-offs/NPAs

•	Allowance for credit losses increases to 1.45 percent of loans at December 31, 2007 from 1.19 percent at September 30, 2007

•	Net charge-offs of $107.5 million (annualized 0.45 percent of average loans versus 0.27 percent in 3Q07)

•	Non-performing assets increased to $864.1 million or 0.90 percent of loans and OREO versus 0.62 percent at September 30, 2007

•	Residential builder portfolio primary driver of non-performing asset increase

•	Expect additional charge-off and non-performing asset increases in 2008 as housing downturn continues

Aggressively managing problematic residential builder portfolio

•	Thoroughly reviewed $7.2 billion residential builder portfolio and increased related loan loss reserves accordingly

•	Approximately $850 million has been identified for transfer into special assets during 4Q07

•	Established a specifically tailored and detailed work-out program

•	Shifted experienced real estate lenders to oversee work-out execution and actively manage the portfolio

•	Balance of diversified $95 billion loan portfolio generally performing satisfactorily, including residential first mortgage and home equity portfolios

Merger integration 100 percent complete

•	Successfully completed all branch system consolidations— common customer platform in place, with second-to-none product set, industry leading support systems and highly trained personnel

•	Achieved approximately 87 percent customer retention rate throughout integration —above that of the typical bank not undergoing a merger

•	Associates’ full energy now focused on handling today’s industry challenges and on successfully executing our newly adopted three-year strategic plan

Cost saves continue to exceed expectations

•	Realized $108 million in merger cost saves during 4Q07, bringing the year-to-date total to $345 million versus $300 million target

•	Likely to exceed targeted $500 million 2Q08 run-rate

•	Pre-tax merger-related charges of $150.2 million in 4Q07

Strong fee-based revenue largely offsets softer spread revenue

•	Non-interest revenue, excluding securities transactions, up an annualized 16 percent linked-quarter

•	Net interest income down slightly, reflecting 13 basis points linked-quarter net interest margin drop to 3.61 percent

•	Modest loan growth, an annualized 2 percent on average, linked-quarter

Morgan Keegan achieves record quarterly revenue

•	Revenue rose to $350.9 million 4Q07, $32.5 million above 3Q07

•	Outstanding quarter for fixed income capital markets due to higher customer demand

•	Loss on MK mutual funds investment was driver of decline in 4Q07 net income

•	Investment banking and M&A-related deal flow was strong during the quarter and will continue into 2008

Capital position remains strong

•	Tangible equity to tangible assets of 5.88 percent at December 31, 2007, compared to 6.02 percent as of September 30, 2007

•	Repurchased 3.8 million common shares in 4Q07

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in thousands)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Assets:
Cash and due from banks	$3,720,365	$2,902,340	$2,796,196	$2,991,232	$3,550,742
Interest-bearing deposits in other banks	31,706	29,895	73,963	37,365	270,601
Federal funds sold and securities purchased under agreements to resell	1,177,170	706,378	1,158,771	1,154,994	896,075
Trading account assets	907,300	1,355,007	1,606,130	1,490,374	1,442,994
Securities available for sale	17,318,074	16,957,077	17,414,407	18,361,050	18,514,332
Securities held to maturity	50,935	49,559	44,452	46,008	47,728
Loans held for sale	720,924	792,142	1,596,425	1,175,650	3,308,064
Loans held for sale - divestitures	—	—	—	—	1,612,237
Margin receivables	504,614	525,953	590,811	555,580	570,063
Loans, net of unearned income	95,378,847	94,373,632	94,014,488	94,168,260	94,550,602
Allowance for loan losses	(1,321,244)	(1,070,716)	(1,061,873)	(1,056,260)	(1,055,953)

Net loans	94,057,603	93,302,916	92,952,615	93,112,000	93,494,649
Premises and equipment, net	2,610,851	2,473,339	2,422,256	2,372,800	2,398,494
Interest receivable	615,711	664,974	626,514	627,918	666,410
Excess purchase price	11,491,673	11,453,078	11,243,287	11,191,675	11,175,647
Mortgage servicing rights (MSRs)	321,308	377,201	400,056	367,222	374,871
Other identifiable intangible assets	759,832	804,328	809,827	914,410	957,834
Other assets	6,753,651	5,841,002	3,886,762	3,669,790	4,088,280

Total Assets	$141,041,717	$138,235,189	$137,622,472	$138,068,068	$143,369,021

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$18,417,266	$18,834,856	$19,136,419	$19,942,928	$20,175,482
Non-interest-bearing - divestitures	—	—	—	—	533,295
Interest-bearing	76,357,702	74,605,074	75,919,972	75,393,720	78,281,120
Interest-bearing - divestitures	—	—	—	—	2,238,072

Total deposits	94,774,968	93,439,930	95,056,391	95,336,648	101,227,969
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	8,820,235	8,063,739	8,207,250	8,159,929	7,676,254
Other short-term borrowings	2,299,887	1,727,346	1,882,114	2,356,205	1,990,817

Total short-term borrowings	11,120,122	9,791,085	10,089,364	10,516,134	9,667,071
Long-term borrowings	11,324,790	10,817,491	9,287,926	8,593,117	8,642,649

Total borrowed funds	22,444,912	20,608,576	19,377,290	19,109,251	18,309,720
Other liabilities	3,998,808	4,340,334	3,492,404	3,308,003	3,129,878

Total Liabilities	121,218,688	118,388,840	117,926,085	117,753,902	122,667,567
Stockholders’ equity:
Common stock	7,347	7,346	7,344	7,320	7,303
Additional paid-in capital	16,544,651	16,527,540	16,500,425	16,447,358	16,339,726
Retained earnings	4,439,505	4,632,033	4,489,078	4,289,354	4,493,245
Treasury stock	(1,370,761)	(1,270,922)	(1,063,779)	(368,837)	(7,548)
Accumulated other comprehensive income (loss)	202,287	(49,648)	(236,681)	(61,029)	(131,272)

Total Stockholders’ Equity	19,823,029	19,846,349	19,696,387	20,314,166	20,701,454

Total Liabilities & SE	$141,041,717	$138,235,189	$137,622,472	$138,068,068	$143,369,021

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (1)(6)

(Unaudited)

($ amounts in thousands, except per share data)

	Quarter Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Interest income on:
Loans, including fees	$1,674,690	$1,742,172	$1,734,278	$1,773,404	$1,587,494
Securities:
Taxable	202,669	210,932	218,123	224,319	200,917
Tax-exempt	9,361	10,020	10,831	11,048	9,807

Total securities	212,030	220,952	228,954	235,367	210,724
Loans held for sale	10,090	12,302	21,363	48,342	35,935
Federal funds sold and securities purchased under agreements to resell	17,032	18,154	17,162	16,373	15,877
Trading account assets	11,822	10,271	15,785	15,620	22,608
Margin receivables	8,160	8,754	9,289	9,610	9,576
Time deposits in other banks	344	515	649	1,179	1,376

Total interest income	1,934,168	2,013,120	2,027,480	2,099,895	1,883,590
Interest expense on:
Deposits	625,600	673,585	677,239	687,459	597,255
Short-term borrowings	107,077	115,092	116,637	120,661	102,984
Long-term borrowings	157,279	144,662	128,269	122,737	123,199

Total interest expense	889,956	933,339	922,145	930,857	823,438

Net interest income	1,044,212	1,079,781	1,105,335	1,169,038	1,060,152
Provision for loan losses	358,000	90,000	60,000	47,000	59,825

Net interest income after provision for loan losses	686,212	989,781	1,045,335	1,122,038	1,000,327
Non-interest income:
Service charges on deposit accounts	292,709	288,296	297,638	284,097	247,591
Brokerage and investment banking	227,808	209,413	207,372	186,195	199,697
Trust department income	60,798	62,449	64,590	63,482	51,510
Mortgage income	28,047	29,806	40,830	37,021	44,134
Securities gains (losses), net	(45)	23,994	(32,806)	304	(20)
Other	123,661	115,186	119,177	125,813	94,657

Total non-interest income	732,978	729,144	696,801	696,912	637,569
Non-interest expense:
Salaries and employee benefits	678,859	581,425	602,646	608,939	606,165
Net occupancy expense	106,252	120,753	93,175	93,531	90,968
Furniture and equipment expense	80,346	74,127	74,048	72,809	59,306
Impairment (recapture) of MSR’s	23,000	20,000	(38,000)	1,000	27,000
Other	459,799	349,089	325,866	332,687	307,761

Total non-interest expense (2)	1,348,256	1,145,394	1,057,735	1,108,966	1,091,200

Income before income taxes from continuing operations	70,934	573,531	684,401	709,984	546,696
Income taxes	(181)	179,291	230,669	235,908	174,701

Income from continuing operations	71,115	394,240	453,732	474,076	371,995

Loss from discontinued operations before income taxes	(765)	(122)	(682)	(215,818)	(17,718)
Income tax benefit from discontinued operations	(291)	(46)	(259)	(74,723)	(7,274)

Loss from discontinued operations, net of tax	(474)	(76)	(423)	(141,095)	(10,444)

Net income	$70,641	$394,164	$453,309	$332,981	$361,551

Weighted-average shares outstanding–during quarter:
Basic (3)	695,518	700,589	709,322	726,921	638,830
Diluted (3)	696,895	704,485	715,564	734,534	646,372
Actual shares outstanding–end of quarter (3)	693,636	697,332	704,398	721,825	730,076
Earnings per share from continuing operations (4):
Basic	$0.10	$0.56	$0.64	$0.65	$0.58
Diluted	$0.10	$0.56	$0.63	$0.65	$0.58
Earnings per share from discontinued operations (4):
Basic	$0.00	$0.00	$0.00	$(0.19)	$(0.02)
Diluted	$0.00	$0.00	$0.00	$(0.19)	$(0.02)
Earnings per share (4):
Basic	$0.10	$0.56	$0.64	$0.46	$0.57
Diluted	$0.10	$0.56	$0.63	$0.45	$0.56
Cash dividends declared per share (5)	$0.38	$0.36	$0.36	$0.36	$0.35
Taxable equivalent net interest income from continuing operations	$1,050,419	$1,086,575	$1,111,969	$1,175,546	$1,094,092

See notes to the Consolidated Statements of Income on page 5

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (1)(6)

(Unaudited)

($ amounts in thousands, except per share data)

	Year Ended December 31
	2007	2006
Interest income on:
Loans, including fees	$6,924,544	$4,792,906
Securities:
Taxable	856,043	606,665
Tax-exempt	41,260	33,679

Total securities	897,303	640,344
Loans held for sale	92,097	69,444
Federal funds sold and securities purchased under agreements to resell	68,721	51,445
Trading account assets	53,498	54,538
Margin receivables	35,813	37,541
Time deposits in other banks	2,687	2,900

Total interest income	8,074,663	5,649,118
Interest expense on:
Deposits	2,663,883	1,680,167
Short-term borrowings	459,467	275,497
Long-term borrowings	552,947	385,152

Total interest expense	3,676,297	2,340,816

Net interest income	4,398,366	3,308,302
Provision for loan losses	555,000	142,373

Net interest income after provision for loan losses	3,843,366	3,165,929
Non-interest income:
Service charges on deposit accounts	1,162,740	721,998
Brokerage and investment banking	830,788	669,448
Trust department income	251,319	158,161
Mortgage income	135,704	178,688
Securities gains (losses), net	(8,553)	8,123
Other	483,837	293,302

Total non-interest income	2,855,835	2,029,720
Non-interest expense:
Salaries and employee benefits	2,471,869	1,859,851
Net occupancy expense	413,711	254,628
Furniture and equipment expense	301,330	157,897
Impairment of MSR’s	6,000	16,000
Other	1,467,441	915,652

Total non-interest expense (2)	4,660,351	3,204,028

Income before income taxes from continuing operations	2,038,850	1,991,621
Income taxes	645,687	619,100

Income from continuing operations	1,393,163	1,372,521

Loss from discontinued operations before income taxes	(217,387)	(32,605)
Income tax benefit from discontinued operations	(75,319)	(13,229)

Loss from discontinued operations, net of tax	(142,068)	(19,376)

Net income	$1,251,095	$1,353,145

Weighted-average shares outstanding— year-to-date:
Basic (3)	707,981	501,681
Diluted (3)	712,743	506,989
Actual shares outstanding— end of quarter (3)	693,636	730,076
Earnings per share from continuing operations (4):
Basic	$1.97	$2.74
Diluted	$1.95	$2.71
Earnings per share from discontinued operations (4):
Basic	$(0.20)	$(0.04)
Diluted	$(0.20)	$(0.04)
Earnings per share (4):
Basic	$1.77	$2.70
Diluted	$1.76	$2.67
Cash dividends declared per share	$1.46	$1.40
Taxable equivalent net interest income from continuing operations	$4,424,509	$3,423,490

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis

(2)	Merger-related charges total $150.2 million in 4Q07, $91.8 million in 3Q07, $59.9 million in 2Q07, $49.0 million in 1Q07, and $87.6 million in 4Q06.

For the full year 2007, $350.9 million of merger charges are included in non-interest expense. See pages 12 and 19 for additional detail

(3)	On November 4, 2006, 277 million shares were issued in the AmSouth transaction; as a result, the weighted-average shares outstanding calculation for the 4Q06 includes approximately one month of pre-AmSouth merger share count and two months of post-AmSouth merger share count

(4)	Certain per share amounts may not appear to reconcile due to rounding

(5)	In 4Q07, in addition to the dividend paid, the Board of Directors declared a $0.38 per share dividend payable January 2, 2008

(6)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1) (2)

($ amounts in thousands; yields on taxable-equivalent basis)

	Quarter Ended
	12/31/07			9/30/07			6/30/07			3/31/07			12/31/06
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$31,039	$344	4.40%	$51,740	$515	3.95%	$39,767	$649	6.55%	$80,520	$1,179	5.94%	$125,467	$1,376	4.35%
Federal funds sold and securities purchased under agreement to resell	1,093,155	17,032	6.18%	1,141,666	18,154	6.31%	1,124,636	17,162	6.12%	1,061,976	16,373	6.25%	1,098,535	15,878	5.73%
Trading account assets	1,188,273	12,020	4.01%	1,213,485	10,385	3.40%	1,555,939	15,963	4.12%	1,475,097	15,911	4.37%	1,419,868	23,168	6.47%
Securities:
Taxable	16,407,051	202,669	4.90%	16,545,332	210,932	5.06%	17,245,705	218,123	5.07%	17,748,027	224,319	5.13%	16,263,163	201,354	4.91%
Tax-exempt	724,152	14,300	7.83%	722,663	15,235	8.36%	737,522	16,430	8.94%	763,297	16,786	8.92%	648,747	14,540	8.89%
Loans held for sale	663,284	10,089	6.03%	779,918	12,303	6.26%	1,323,479	21,363	6.47%	3,427,285	67,196	7.95%	2,689,490	50,113	7.39%
Loans held for sale-divestitures	—	—	—	—	—	—	—	—	—	1,150,548	21,520	7.59%	1,042,964	20,087	7.64%
Margin receivables	541,915	8,160	5.97%	521,497	8,754	6.66%	532,037	9,289	7.00%	554,896	9,610	7.02%	540,805	9,576	7.03%
Loans, net of unearned income	94,783,954	1,675,761	7.01%	94,309,811	1,743,636	7.34%	94,051,511	1,735,135	7.40%	94,338,760	1,745,475	7.50%	83,058,620	1,591,768	7.60%

Total interest-earning assets	115,432,823	$1,940,375	6.67%	115,286,112	$2,019,914	6.95%	116,610,596	$2,034,114	7.00%	120,600,406	$2,118,369	7.12%	106,887,659	$1,927,860	7.16%
Allowance for loan losses	(1,070,916)			(1,062,432)			(1,056,832)			(1,061,769)			(985,310)
Cash and due from banks	2,831,323			2,751,656			2,803,967			3,010,446			2,605,261
Other assets	21,511,015			19,901,093			19,180,861			19,414,608			16,070,226

	$138,704,245			$136,876,429			$137,538,592			$141,963,691			$124,577,836

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,669,700	$2,236	0.24%	$3,756,311	$2,795	0.30%	$3,861,380	$2,884	0.30%	$3,905,299	$2,964	0.31%	$3,572,985	$3,097	0.34%
Interest-bearing transaction accounts	15,029,192	64,376	1.70%	15,268,807	79,618	2.07%	15,816,958	84,334	2.14%	16,113,504	83,343	2.10%	13,338,852	62,898	1.87%
Money market accounts	23,141,502	172,708	2.96%	23,853,236	214,371	3.57%	23,542,158	206,100	3.51%	22,558,401	190,814	3.43%	19,734,554	168,029	3.38%
Certificates of deposit of $100,000 or more	11,223,401	134,851	4.77%	10,872,861	133,290	4.86%	12,443,318	152,413	4.91%	13,271,108	155,935	4.77%	12,045,318	142,757	4.70%
Other interest-bearing deposit accounts	22,727,144	251,429	4.39%	21,337,142	243,511	4.53%	20,686,433	231,508	4.49%	22,356,006	242,312	4.40%	19,572,951	208,500	4.23%
Interest-bearing deposits - divestitures	—	—	—	—	—	—	—	—	—	1,517,504	12,091	3.23%	1,450,645	11,974	3.27%

Total interest-bearing deposits	75,790,939	625,600	3.27%	75,088,357	673,585	3.56%	76,350,247	677,239	3.56%	79,721,822	687,459	3.50%	69,715,305	597,255	3.40%
Federal funds purchased and securities sold under agreement to repurchase	8,557,902	92,310	4.28%	8,121,636	98,522	4.81%	7,461,579	90,460	4.86%	8,174,934	96,303	4.78%	7,333,018	87,816	4.75%
Other short-term borrowings	1,554,759	14,767	3.77%	1,598,989	16,570	4.11%	2,251,296	26,177	4.66%	2,213,107	24,358	4.46%	1,539,329	15,169	3.91%
Long-term borrowings	11,054,567	157,279	5.64%	10,085,073	144,662	5.69%	9,014,112	128,269	5.71%	8,606,381	122,737	5.78%	8,159,959	123,199	5.99%

Total interest-bearing liabilities	96,958,167	$889,956	3.64%	94,894,055	$933,339	3.90%	95,077,234	$922,145	3.89%	98,716,244	$930,857	3.82%	86,747,611	$823,439	3.77%
Non-interest-bearing deposits	18,249,585			18,850,607			19,233,146			19,694,403			17,535,467
Other liabilities	3,627,697			3,338,644			3,187,936			3,100,313			3,108,830
Stockholders’ equity	19,868,796			19,793,123			20,040,276			20,452,731			17,185,928

	$138,704,245			$136,876,429			$137,538,592			$141,963,691			$124,577,836

Net interest income/margin FTE basis		$1,050,419	3.61%		$1,086,575	3.74%		$1,111,969	3.82%		$1,187,512	3.99%		$1,104,421	4.10%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations(1)(2)

($ amounts in thousands; yields on taxable equivalent basis)

	Year Ended December 31
	2007			2006
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$50,634	$2,687	5.31%	$64,766	$2,900	4.48%
Federal funds sold and securities purchased under agreement to resell	1,105,543	68,721	6.22%	961,127	51,445	5.35%
Trading account assets	1,357,016	54,279	4.00%	1,112,239	55,741	5.01%
Securities:
Taxable securities	16,981,646	856,043	5.04%	12,638,833	608,171	4.81%
Tax-exempt	736,762	62,751	8.52%	470,003	50,961	10.84%
Loans held for sale	1,538,813	110,950	7.21%	2,286,604	176,672	7.73%
Loans held for sale-divestitures	283,697	21,521	7.59%	262,884	20,087	7.64%
Margin receivables	537,507	35,813	6.66%	546,755	37,541	6.87%
Loans, net of unearned income	94,372,061	6,900,007	7.31%	64,765,653	4,805,931	7.42%

Total interest-earning assets	116,963,679	8,112,772	6.94%	83,108,864	5,809,449	6.99%
Allowance for loan losses	(1,063,011)			(833,691)
Cash and due from banks	2,848,590			2,153,838
Other non-earning assets	20,007,361			11,371,266

	$138,756,619			$95,800,277

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,797,413	$10,879	0.29%	$3,205,123	$12,356	0.39%
Interest-bearing transaction accounts	15,553,355	311,672	2.00%	10,664,995	168,320	1.58%
Money market accounts	23,277,009	783,993	3.37%	14,157,010	436,459	3.08%
Certificates of deposit of $100,000 or more	11,944,103	576,487	4.83%	8,855,396	394,844	4.46%
Other interest-bearing deposit accounts	21,776,494	968,761	4.45%	16,252,687	656,214	4.04%
Interest-bearing deposits - divestitures	374,179	12,091	3.23%	365,642	11,974	3.27%

Total interest-bearing deposits	76,722,553	2,663,883	3.47%	53,500,853	1,680,167	3.14%
Federal funds purchased and securities sold under agreement to repurchase	8,080,179	377,595	4.67%	5,162,196	233,208	4.52%
Other short-term borrowings	1,901,897	81,872	4.30%	1,089,223	42,289	3.88%
Long-term borrowings	9,697,823	552,947	5.70%	6,855,601	385,152	5.62%

Total interest-bearing liabilities	96,402,452	3,676,297	3.81%	66,607,873	2,340,816	3.51%
Non-interest bearing deposits	19,002,548			13,965,594
Other liabilities	3,315,160			2,858,178
Stockholders’ equity	20,036,459			12,368,632

	$138,756,619			$95,800,277

Net interest income/margin FTE basis		$4,436,475	3.79%		$3,468,633	4.17%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios (1)

	As of and for Quarter Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Return on average assets*	0.20%	1.14%	1.32%	0.95%	1.15%
Return on average equity*	1.41%	7.90%	9.07%	6.60%	8.35%
Return on average tangible equity*	3.67%	20.14%	22.89%	16.29%	19.59%
Stockholders’ equity per share	$28.58	$28.46	$27.96	$28.14	$28.36
Stockholders’ equity to total assets	14.05%	14.36%	14.31%	14.71%	14.44%
Tangible stockholders’ equity to tangible assets	5.88%	6.02%	6.09%	6.52%	6.53%
Allowance for credit losses as a percentage of loans, net of unearned income (2)	1.45%	1.19%	1.19%	1.18%	1.17%
Allowance for loan losses as a percentage of loans, net of unearned income	1.39%	1.13%	1.13%	1.12%	1.12%
Net interest margin (FTE)	3.61%	3.74%	3.82%	3.99%	4.10%
Loans, net of unearned income, to total deposits	100.64%	101.00%	98.90%	98.77%	93.40%
Net charge-offs as a percentage of average loans*	0.45%	0.27%	0.23%	0.20%	0.27%
Total non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	0.90%	0.62%	0.62%	0.45%	0.40%
Total non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	1.28%	0.97%	0.84%	0.67%	0.55%

*	Annualized

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis

(2)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Loans (1)(2)

	Loan Portfolio - Period End Data
($ amounts in thousands)

	12/31/2007	9/30/07	6/30/07	3/31/07	12/31/06	12/31/2007 vs. 9/30/2007*
Commercial	$20,906,617	$23,565,882	$25,123,355	$24,188,205	$24,145,411	$(2,659,265)	-44.8%
Real estate- mortgage	39,343,128	35,337,366	33,646,480	34,505,573	35,230,343	4,005,762	45.0%
Real estate- construction	14,025,491	14,237,083	14,311,192	14,357,801	14,121,030	(211,592)	-5.9%
Home equity lending	14,962,007	14,835,319	14,819,443	14,845,348	14,888,599	126,688	3.4%
Indirect lending	3,938,113	4,015,142	4,052,637	4,050,317	4,037,539	(77,029)	-7.6%
Other consumer	2,203,491	2,382,840	2,061,381	2,221,016	2,127,680	(179,349)	-29.9%

	$95,378,847	$94,373,632	$94,014,488	$94,168,260	$94,550,602	$1,005,215	4.2%

	Loan Portfolio - Average Balances
($ amounts in thousands)

	4Q07	3Q07	2Q07	1Q07	4Q06	4Q07 vs. 3Q07*
Commercial	$22,913,251	$24,146,621	$24,623,331	$24,094,090	$21,242,803	$(1,233,370)	-20.3%
Real estate- mortgage	36,660,193	34,923,454	34,060,372	34,922,144	31,361,533	1,736,739	19.7%
Real estate- construction	14,104,126	14,232,360	14,295,420	14,221,432	12,289,921	(128,234)	-3.6%
Home equity lending	14,888,685	14,774,085	14,836,871	14,858,209	12,402,944	114,600	3.1%
Indirect lending	3,975,744	4,044,072	4,059,108	4,007,349	3,141,590	(68,328)	-6.7%
Other consumer	2,241,955	2,189,219	2,176,409	2,235,536	2,619,829	52,736	9.6%

	$94,783,954	$94,309,811	$94,051,511	$94,338,760	$83,058,620	$474,143	2.0%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, 4Q06 average balances include approximately two months of AmSouth operations compared to full quarter inclusion during 2007

(2)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

*	Linked-quarter percentage changes are presented on an annualized basis

•	Linked-quarter loan classification comparisons have been impacted by conversion-related re-mapping in 3Q07 and 4Q07, with a portion of commercial loans reclassifying as real estate mortgage loans
•	$ 1.6 billion of loans were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07

•	The AmSouth transaction added $36.5 billion of loans in 4Q06

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Deposits (1)(2)

	Deposit Portfolio - Period End Data
($ amounts in thousands)

	12/31/2007	9/30/07	6/30/07	3/31/07	12/31/06	12/31/2007 vs. 9/30/2007*
Interest-Free Deposits	$18,417,266	$18,834,856	$19,136,419	$19,942,928	$20,175,482	$(417,590)	-8.8%
Interest-Bearing Checking	15,846,139	15,208,224	15,685,340	16,426,436	15,899,813	637,915	16.6%
Savings	3,646,632	3,692,087	3,795,701	3,937,346	3,882,533	(45,455)	-4.9%
Money Market	22,416,912	23,501,476	23,926,358	23,057,284	22,802,258	(1,084,564)	-18.3%

Total Low-Cost Deposits,
excluding divestitures	60,326,949	61,236,643	62,543,818	63,363,994	62,760,086	(909,694)	-5.9%
Divestitures - Interest-Free	—	—	—	—	533,295	—	NM
Divestitures - Other Low-Cost	—	—	—	—	1,177,671	—	NM

Total Low-Cost Deposits	60,326,949	61,236,643	62,543,818	63,363,994	64,471,052	(909,694)	-5.9%
CD’s < $100K	14,085,405	14,434,255	14,693,540	14,985,322	15,104,520	(348,850)	-9.6%
CD’s > $100K	12,089,630	10,076,459	11,602,951	12,979,072	12,776,086	2,013,171	79.3%
Other Interest-Bearing Deposits	8,272,984	7,692,573	6,216,082	4,008,261	7,815,910	580,411	29.9%
Divestitures - Time	—	—	—	—	1,060,401	—	NM

	$94,774,968	$93,439,930	$95,056,391	$95,336,648	$101,227,969	$1,335,038	5.7%

	Deposit Portfolio - Average Balances
($ amounts in thousands)

	4Q07	3Q07	2Q07	1Q07	4Q06	4Q07 vs. 3Q07*
Interest-Free Deposits	$18,249,585	$18,850,607	$19,233,146	$19,324,381	$17,175,508	$(601,022)	-12.6%
Interest-Bearing Checking	15,029,192	15,268,807	15,816,958	16,113,504	13,338,852	(239,615)	-6.2%
Savings	3,669,700	3,756,311	3,861,380	3,905,299	3,572,985	(86,611)	-9.1%
Money Market	23,141,502	23,853,236	23,542,158	22,558,401	19,734,554	(711,734)	-11.8%

Total Low-Cost Deposits,
excluding divestitures	60,089,979	61,728,961	62,453,642	61,901,585	53,821,899	(1,638,982)	-10.5%
Divestitures - Interest-Free	—	—	—	370,022	359,957	—	NM
Divestitures - Other Low-Cost	—	—	—	796,266	763,757	—	NM

Total Low-Cost Deposits	60,089,979	61,728,961	62,453,642	63,067,873	54,945,613	(1,638,982)	-10.5%
CD’s < $100K	14,192,418	14,600,278	14,773,277	15,124,475	13,758,120	(407,860)	-11.1%
CD’s > $100K	11,223,401	10,872,861	12,443,318	13,271,108	12,045,318	350,540	12.8%
Other Interest-Bearing Deposits	8,534,726	6,736,864	5,913,156	7,231,531	5,814,833	1,797,862	105.9%
Divestitures - Time	—	—	—	721,238	686,891	—	NM

	$94,040,524	$93,938,964	$95,583,393	$99,416,225	$87,250,775	$101,560	0.4%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, 4Q06 average balances include approximately two months of AmSouth operations compared to full quarter inclusion during 2007

(2)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

*	Linked-quarter percentage changes are presented on an annualized basis

•	$ 2.8 billion of deposits were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07

•	The AmSouth transaction added $37.6 billion of deposits in 4Q06

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)(2)

Revenue

($ amounts in thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	4Q07 vs. 3Q07*
Net Interest Income (TE basis)	$1,050,419	$1,086,575	$1,111,969	$1,175,546	$1,094,092	$(36,156)	-13.2%
Non-Interest Income (excl. sec. gains/losses)	733,023	705,150	729,607	696,608	637,589	27,873	15.7%

Total Revenue (excl. sec. gains/losses, TE basis)	$1,783,442	$1,791,725	$1,841,576	$1,872,154	$1,731,681	$(8,283)	-1.8%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis

(2)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

*	Linked-quarter percentage changes are presented on an annualized basis

•	Net interest margin of 3.61% in 4Q07 compared to 3.74% in 3Q07

•	Regions’ balance sheet positioning is neutral to slightly asset sensitive as of December 31, 2007

•	Fee income, excluding securities gains/losses, increased linked-quarter, due in large part to higher brokerage income and commercial credit fee income

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)(2)

Non-interest Income and Expense

Non-interest Income

($ amounts in thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	4Q07 vs. 3Q07*
Service charges on deposit accounts	$292,709	$288,296	$297,638	$284,097	$247,591	$4,413	6.1%
Brokerage and investment banking	227,808	209,413	207,372	186,195	199,697	18,395	34.8%
Trust department income	60,798	62,449	64,590	63,482	51,510	(1,651)	-10.5%
Mortgage income	28,047	29,806	40,830	37,021	44,134	(1,759)	-23.4%
Securities gains (losses), net	(45)	23,994	(32,806)	304	(20)	(24,039)	NM
Commercial credit fee income	35,568	29,217	18,971	20,574	24,477	6,351	86.2%
Insurance premiums & commissions	23,320	23,340	25,476	27,229	21,556	(20)	-0.3%
Other	64,773	62,629	74,730	78,010	48,624	2,144	13.6%

Total non-interest income	$732,978	$729,144	$696,801	$696,912	$637,569	$3,834	2.1%

Non-interest Expense**

($ amounts in thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	4Q07 vs. 3Q07*
Salaries and employee benefits	$581,635	$566,614	$579,599	$585,408	$540,510	$15,021	10.5%
Net occupancy expense	102,361	99,325	88,490	89,701	87,495	3,036	12.1%
Furniture and equipment expense	78,669	72,185	73,056	72,564	58,879	6,484	35.6%
Impairment (recapture) of MSR’s1	23,000	20,000	(38,000)	1,000	27,000	3,000	59.5%
Professional fees	43,212	27,533	29,568	17,105	25,974	15,679	225.9%
Marketing expense	29,062	20,756	19,624	21,711	21,995	8,306	158.8%
Amortization of core deposit intangible	42,100	37,432	32,702	43,112	32,890	4,668	49.5%
Amortization of MSR’s	21,183	17,308	20,384	20,042	19,406	3,875	88.8%
Other	276,872	192,456	192,385	209,330	189,413	84,416	174.0%

Total non-interest expense, excluding merger charges	1,198,094	1,053,609	997,808	1,059,973	1,003,562	144,485	54.4%
Merger-related charges	150,162	91,785	59,927	48,993	87,638	58,377	252.3%

Total non-interest expense	$1,348,256	$1,145,394	$1,057,735	$1,108,966	$1,091,200	$202,862	70.3%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation

*	Linked-quarter percentage changes are presented on an annualized basis

**	Individual expense categories are presented excluding merger-related charges, which are presented in a separate line item in the above table

•	Brokerage income increased in 4Q07 primarily due to higher fixed-income revenues at Morgan Keegan

•	Commercial credit fee income was higher in 4Q07 as a result of increased customer derivative activity

•	4Q07 mortgage income was impacted by a $4.4 million[1] loss on a sale of a portion of out-of-market mortgage servicing portfolio

•

4Q07 other non-interest income includes a $7.3 million gain on the sale of assets, $6.7 million incremental BOLI earnings compared to 3Q07; and $9.4 million[1] in write-downs of tax-preferenced low-income housing investments

•	3Q07 other non-interest income included a $10.5 million gain related to sale of a residual interest in a former subsidiary

•	4Q07 salary costs rose due to higher commissions at Morgan Keegan, which were tied to strong brokerage and investment banking activity revenues during the quarter

•	Furniture and equipment expense increases in 4Q07 reflect depreciation related to capital additions and higher maintenance, rental and property taxes

•	Professional fees increased in 4Q07 due to special assets litigation resulting from recent credit cycle deterioration and higher legal costs

•	4Q07 marketing expense increased due mainly to campaigns run to coincide with the branch conversions

•	Amortization of core deposit intangibles increased during 4Q07 reflecting higher deposit outflows

•

Other non-interest expense includes the $51.5 million[1] charge related to Regions’ ownership interest in the Visa antitrust lawsuit settlements and other related litigation; $38.5 million[1] loss related to two Morgan Keegan mutual fund investments; and $7.5 million[1] in Other Real Estate losses. Lowering non-interest expense in 4Q07 was a $10.3 million change in expense related to an investment in energy-related tax credits.

•	Merger-related cost saves of $108 million, $102 million, $84 million and $51 million are reflected in 4Q07, 3Q07, 2Q07 and 1Q07 non-interest expense, respectively.

•

Primary drivers of “merger-related charges” are personnel and marketing expenses, mainly related to October and December conversion events. See page 3 for individual expense categories including merger-related charges.

[1]	Items included in the $134 million of 4Q07 non-merger charges

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Morgan Keegan (1)

Morgan Keegan

Summary Income Statement

($ amounts in thousands)	4Q07	3Q07	2Q07	1Q07	4Q06	4Q07 vs. 3Q07*
Revenues:
Commissions	$82,502	$82,071	$77,563	$72,405	$72,645	$431	2.1%
Principal transactions	56,216	43,916	43,838	37,597	42,691	12,300	111.1%
Investment banking	57,192	48,958	48,579	36,750	42,441	8,234	66.7%
Interest	33,772	35,388	39,820	40,031	40,186	(1,616)	-18.1%
Trust fees and services	56,736	55,803	57,185	56,121	44,189	933	6.6%
Investment advisory	52,168	42,146	48,088	41,792	48,713	10,022	94.3%
Other	12,357	10,134	13,761	17,303	16,614	2,223	87.0%

Total revenues	350,943	318,416	328,834	301,999	307,479	32,527	40.5%
Expenses:
Interest expense	19,790	21,790	25,046	23,983	24,996	(2,000)	-36.4%
Non-interest expense	291,022	225,469	225,074	206,108	207,314	65,553	115.3%

Total expenses	310,812	247,259	250,120	230,091	232,310	63,553	102.0%

Income before income taxes	40,131	71,157	78,714	71,908	75,169	(31,026)	-173.0%
Income taxes	15,068	26,000	28,603	26,367	28,230	(10,932)	-166.8%

Net income	$25,063	$45,157	$50,111	$45,541	$46,939	$(20,094)	-176.5%

Breakout of Revenue by Division

($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended December 31, 2007:
$ amount of revenue	$99,005	$79,544	$29,940	$56,743	$50,066	$35,645
% of gross revenue	28.2%	22.7%	8.5%	16.2%	14.3%	10.1%
Three months ended September 30, 2007:
$ amount of revenue	$97,577	$55,647	$30,191	$55,803	$47,646	$31,552
% of gross revenue	30.6%	17.5%	9.5%	17.5%	15.0%	9.9%
Year Ended December 31, 2007
$ amount of revenue	$393,511	$244,407	$103,289	$225,853	$188,905	$144,227
% of gross revenue	30.3%	18.8%	7.9%	17.4%	14.5%	11.1%
Year Ended December 31, 2006
$ amount of revenue	$305,098	$187,425	$103,282	$131,218	$149,511	$152,137
% of gross revenue	29.7%	18.2%	10.0%	12.8%	14.5%	14.8%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

*	Linked-quarter percentage changes are presented on an annualized basis

•	Principal transactions revenue increased an annualized 111% linked-quarter, driven by volume of trades in the fixed income business

•	Investment banking revenues increased an annualized 67% linked-quarter in connection with higher deal activity during 4Q07

•	Investment advisory fees were up 4Q07 compared to 3Q07 as a result of increases in the oil and gas-related activity

•

The linked-quarter increase in non-interest expense was primarily a result of the $38.5 million loss related to investments in two Morgan Keegan mutual funds as well as commission-related increases in compensation

•	21,300 new accounts were opened in 4Q07 compared to 24,600 in 3Q07 and 17,300 in 4Q06

•	Total customer assets were $80.0 billion at December 31, 2007, compared to $82.6 billion at September 30, 2007 and $69.2 billion at December 31, 2006

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Credit Quality (1)(2)

Credit Quality

	As of and for Quarter Ended					YTD 12/31/07	YTD 12/31/06
($ in thousands)	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Allowance for credit losses (ACL)	$1,379,498	$1,126,554	$1,118,229	$1,110,324	$1,107,788	$1,379,498	$1,107,788
Provision for loan losses from continuing operations	$358,000	$90,000	$60,000	$47,000	$59,825	$555,000	$142,373
Provision for unfunded credit losses	$2,416	$(518)	$2,292	$2,229	$—	$6,419	$—
Net loans charged-off:*
Commercial	$34,742	$19,161	$17,406	$2,044	$15,164	$73,353	$37,541
Real estate - mortgage	20,409	6,392	11,432	11,108	10,083	49,341	41,233
Real estate - construction	16,036	5,230	709	8,572	1,170	30,547	6,987
Home equity lending	11,513	11,701	8,774	8,686	14,078	40,674	29,720
Indirect lending	7,752	4,395	3,975	4,416	5,154	20,538	10,541
Other consumer	17,020	16,242	11,611	11,196	10,500	56,069	13,919

Total	$107,472	$63,121	$53,907	$46,022	$56,149	$270,522	$139,941

Net loan charge-offs as a % of average loans, annualized *
Commercial	0.60%	0.31%	0.28%	0.03%	0.28%	0.31%	0.22%
Real estate - mortgage	0.22%	0.07%	0.13%	0.13%	0.13%	0.14%	0.16%
Real estate - construction	0.45%	0.15%	0.02%	0.24%	0.04%	0.21%	0.08%
Home equity lending	0.31%	0.31%	0.24%	0.24%	0.45%	0.27%	0.34%
Indirect lending	0.77%	0.43%	0.39%	0.45%	0.65%	0.51%	0.59%
Other consumer	3.01%	2.94%	2.14%	2.03%	1.59%	2.54%	0.60%

Total	0.45%	0.27%	0.23%	0.20%	0.27%	0.29%	0.22%

Non-performing assets (NPAs):
Non-accrual loans*	$743,589	$494,693	$501,175	$349,833	$306,471
Foreclosed properties	120,465	93,649	83,834	72,658	72,663

Total	$864,054	$588,342	$585,009	$422,491	$379,134

Loans past due > 90 days*	$356,685	$332,116	$204,829	$204,296	$143,868
Credit Ratios:
ACL/Loans, net	1.45%	1.19%	1.19%	1.18%	1.17%
ALL/Loans, net	1.39%	1.13%	1.13%	1.12%	1.12%
NPAs (ex. 90+ past due)/loans and foreclosed properties	0.90%	0.62%	0.62%	0.45%	0.40%
NPAs (inc. 90+ past due)/loans and foreclosed properties	1.28%	0.97%	0.84%	0.67%	0.55%

*	See page 15 for loan portfolio (risk view) breakout

Allowance for Credit Losses

($ amounts in thousands)

	Year Ended December 31
	2007	2006
Balance at beginning of year	$1,107,788	$783,536
Net loans charged off	(270,522)	(139,941)
Allowance allocated to sold loans	(19,369)	(14,140)
Allowance of purchased institutions at acquisition	—	335,833
Provision for loan losses, from continuing operations	555,000	142,373
Provision for loan losses, from discontinued operations	182	127
Provision for unfunded credit commitments	6,419	—

Balance at end of period	$1,379,498	$1,107,788

Components:
Allowance for loan losses	1,321,244	1,055,953
Reserve for unfunded credit commitments	58,254	51,835

Allowance for credit losses	$1,379,498	$1,107,788

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Loan Portfolio - Risk View

Total Loan Portfolio - $95.4 billion

($ in thousands)	Outstanding	% of Total Loans
Commercial
Commercial and Industrial/Leases	$16,533,176	17%
Commercial Real Estate - Owner Occupied Mortgages	4,436,631	5%

Total Commercial	20,969,807	22%
Commercial Real Estate
CRE - Non-Owner Occupied Mortgages	8,057,504	8%
Construction	12,893,068	14%

Total Commercial Real Estate	20,950,572	22%
Business and Community Banking Loans	15,540,443	16%
Residential First Mortgage
Alt-A	2,830,062	3%
Residential First Mortgage	14,129,484	15%

Total Residential First Mortgage	16,959,546	18%
Consumer
Home Equity Lending	14,962,007	16%
Indirect Lending	3,938,113	4%
Direct Lending	1,066,184	1%
Other Consumer	992,175	1%

Total Other Consumer	20,958,479	22%

Total Loans	$95,378,847	100%

Fourth Quarter 2007 Net Charge-offs, Non-accrual and 90+ Days Past Due Loans

($ in thousands)	90+ Past Due	% of Loans*	Non-accrual loans	% of Loans*	Net Charge- offs	% of Avg Loans*
Commercial
Commercial and Industrial/Leases	$5,984	0.04%	$55,355	0.33%	$24,784	0.49%
Commercial Real Estate - Owner Occupied	1,112	0.03%	105,494	2.38%	2,643	0.13%

Total Commercial	7,096	0.03%	160,849	0.77%	27,427	0.39%
Commercial Real Estate
CRE - Non-Owner Occupied Mortgages	7,625	0.09%	148,539	1.84%	9,903	0.73%
Construction	18,535	0.14%	304,941	2.37%	16,111	0.48%

Total Commercial Real Estate	26,160	0.12%	453,480	2.16%	26,014	0.55%
Business and Community Banking Loans	10,638	0.07%	75,930	0.49%	10,313	0.39%
Residential First Mortgage
Alt-A	41,125	1.45%	8,534	0.30%	1,822	0.26%
Residential First Mortgage	113,281	0.80%	38,177	0.27%	5,611	0.16%

Total Residential First Mortgage	154,406	0.91%	46,711	0.28%	7,433	0.18%
Consumer
Home Equity Lending	146,808	0.98%	6,611	0.04%	11,513	0.31%
Indirect Lending	6,002	0.15%	8	0.00%	7,752	0.77%
Direct Lending	2,997	0.28%	—	0.00%	2,911	1.09%
Other Consumer	2,578	0.26%	—	0.00%	14,109	5.21%

Total Other Consumer	158,385	0.76%	6,619	0.03%	36,285	0.69%

Total Loans	$356,685	0.37%	$743,589	0.78%	$107,472	0.45%

*	Percentage of related loan category outstandings

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Commercial Real Estate - $21.0 billion

•	Portfolio well-diversified by product type

•	$7.2 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio with the majority of the residential homebuilder portfolio found in land and single family sectors

•	Proactively reducing certain concentrations

•	Land balances down $1.1 billion since December 2006

•	Condominium balances down $644 million since December 2006

Consumer Real Estate - $31.9 Billion

Total Loan Portfolio

	Outstandings*	Wgtd Avg. LTV	Wgtd Avg. FICO	Avg. Loan Size	% in 1st Lien
Home Equity Lending	$14,962,007	74%	733	$70,964	41%
Residential 1st Mortg	14,129,484	67%	725	174,006	100%
Alt-A	2,830,062	72%	711	175,737	100%

Total Consumer RE Portfolio	$31,921,553	71%	727	$119,495	71%

*	$ in thousands

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Residential Homebuilder Portfolio - $7.2 billion

Portfolio Breakout by Category

$ in millions)

Geographic Breakout

[1]	East consists of Georgia, North Carolina, and South Carolina

[2]	Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas

[3]	Southwest consists of Louisiana and Mississippi

Product Breakout

($ in thousands)

	Lots		Residential Presold		Residential Spec		Land		National Homebuilders		Total Portfolio
	$	%*	$	%*	$	%*	$	%*	$	%*	$	%*
90+ Past Due	8,306	0.52	892	0.14	4,921	0.26	5,218	0.18	—	—	19,337	0.27
Non-Accruing Loans	68,269	4.25	31,750	5.14	100,640	5.31	57,346	1.96	—	—	258,005	3.58
Average Note Size:
Total Portfolio	290	—	350	—	240	—	1,148	—	4,721	—	405	—
East	203	—	247	—	225	—	1,078	—	—	—	307	—
Florida	843	—	965	—	529	—	3,626	—	—	—	1,265	—

Outstandings	$1,607,794		$617,628		$1,893,567		$2,925,685		$160,505		$7,205,179

*	Percentage of related product outstandings

•	Average note size of the homebuilder portfolio is $405,000

•	Non-accruing loans represent 3.58 percent of the total homebuilder portfolio with the highest concentrations in Florida and the East

•	4Q07 net charge-offs (individually exceeding $1 million) in the homebuilder portfolio were $11 million

•	At 4Q07 approximately $850 million of the $7.2 billion homebuilder portfolio was identified for transfer into special assets department

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Additional Financial and Operational Data

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Associate headcount	33,161	33,630	34,293	34,138	36,517
Authorized shares remaining under buyback program (see note below)	23.1MM	27.6MM	34.2MM	53.9MM	13.9MM
Total branch outlets (1)	1,965	2,022	2,081	2,088	2,126
ATMs	2,490	2,549	2,581	2,590	2,664
Morgan Keegan offices	416	430	446	453	319

(1)	Regions divested 52 branches in connection with the AmSouth merger, which occurred during 1Q07

•	During 4Q07, 3.8 million shares were repurchased at an average price of $26.48

Merger-Related Items

(Pre-tax dollars in thousands)

	Income Statement Effect	Excess Purchase Price	Total
Year ended December 31, 2006	$88,658	$185,378	$274,036
First Quarter 2007	48,993	3,537	52,530
Second Quarter 2007	59,927	4,090	64,017
Third Quarter 2007	91,785	118	91,903
Fourth Quarter 2007	150,162	(10,648)	139,514

Total	$439,525	$182,475	$622,000

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations and merger charges (non-GAAP). Merger charges and discontinued operations are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes the exclusion of merger charges in expressing earnings and certain other financial measures, including “earnings per share from continuing operations, excluding merger charges” and “return on average tangible equity, excluding discontinued operations and merger charges”, provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider merger charges to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: Preparation of Regions’ operating budgets; calculation of performance-based annual incentive bonuses for certain executives; calculation of performance-based multi-year incentive bonuses for certain executives; monthly financial performance reporting, including segment reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies in place to address expenses that qualify as merger charges and procedures in place to approve and segregate merger charges from other normal operating expenses to ensure that the Company’s operating results are properly reflected for period-to-period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes merger charges does not represent the amount that effectively accrues directly to stockholders (i.e., merger charges are a reduction in earnings and stockholders’ equity).

		As of and for Quarter Ended					As of and for Year Ended
($ amounts in thousands, except per share data)		12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	12/31/07	12/31/06
INCOME
Income from continuing operations (GAAP)		$71,115	$394,240	$453,732	$474,076	$371,995	$1,393,163	$1,372,521
Loss from discontinued operations, net of tax		(474)	(76)	(423)	(141,095)	(10,444)	(142,068)	(19,376)

Net income (GAAP)	A	$70,641	$394,164	$453,309	$332,981	$361,551	$1,251,095	$1,353,145

Income from continuing operations (GAAP)		$71,115	$394,240	$453,732	$474,076	$371,995	$1,393,163	$1,372,521
Merger-related charges, pre-tax
Salaries and employee benefits		97,224	14,811	23,047	23,531	65,655	158,613	65,693
Net occupancy expense		3,891	21,428	4,685	3,830	3,473	33,834	3,473
Furniture and equipment expense		1,677	1,942	992	245	427	4,856	427
Other		47,370	53,604	31,203	21,387	18,083	153,564	19,066

Total merger-related charges, pre-tax		150,162	91,785	59,927	48,993	87,638	350,867	88,659
Merger-related charges, net of tax		93,505	56,501	37,155	30,376	59,299	217,537	60,320

Income excluding discontinued operations and merger charges (non-GAAP)	B	$164,620	$450,741	$490,887	$504,452	$431,294	$1,610,700	$1,432,841

Weighted-average shares outstanding - diluted	C	696,895	704,485	715,564	734,534	646,372	712,743	506,989
Earnings per share, excluding discontinued operations and merger charges - diluted	B/C	$0.24	$0.64	$0.69	$0.69	$0.67	$2.26	$2.83

RETURN ON AVERAGE TANGIBLE EQUITY
Average equity (GAAP)	D	$19,868,796	$19,793,123	$20,040,276	$20,452,731	$17,185,928	$20,036,459	$12,368,632
Average intangible assets (GAAP)		12,232,365	12,026,887	12,097,753	12,165,061	9,862,793	12,130,417	6,449,657

Average tangible equity	E	$7,636,431	$7,766,236	$7,942,523	$8,287,670	$7,323,135	$7,906,042	$5,918,975
Average equity, excluding discontinued operations	F	$19,868,796	$19,793,123	$20,040,276	$20,360,732	$17,039,768	$20,013,170	$12,215,207
Average intangible assets, excluding discontinued operations		12,232,365	12,026,887	12,097,753	12,165,061	9,862,793	12,130,417	6,449,657

	G	$7,636,431	$7,766,236	$7,942,523	$8,195,671	$7,176,975	$7,882,753	$5,765,550
Return on average tangible equity*	A/E	3.67%	20.14%	22.89%	16.29%	19.59%	15.82%	22.86%

Return on average tangible equity, ex. discontinued operations and merger charges (non-GAAP)*	B/G	8.55%	23.03%	24.79%	24.96%	23.84%	20.43%	24.85%

*	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2007 EARNINGS RELEASE

Forward-Looking Statements

This financial supplement to Regions’ fourth quarter 2007 earnings release may include forward-looking statements about Regions Financial Corporation within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. Regions cautions that actual results and events could differ materially from expectations expressed in forward-looking statements as a result of factors such as possible changes in economic and business conditions and interest rates; the current stresses in the financial markets; Regions’ ability to attract and retain customers; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as hurricanes; possible changes in laws and regulations and governmental monetary and fiscal policies; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans; increased competition from both banks and non-banks; and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2006 and in subsequently-filed Forms 10-Q, as on file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-5277.